     As filed with the Securities and Exchange Commission on August 2, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 1, 2000


                  Exact name of Registrant as specified
Commission        in its charter, address of principal          State of        I.R.S. Employer
File No.          executive offices, telephone number         Incorporation    Identification No.

1-8349            FLORIDA PROGRESS CORPORATION                Florida             59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 824-6400

1-3274            FLORIDA POWER CORPORATION                   Florida             59-0247770
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 820-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 2000:

         Florida Progress issued an Investor News report dated August 1, 2000, reporting second quarter 2000 earnings. A copy of the Investor News report is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)      Description of Exhibit
------------------      ----------------------

99                      Florida Progress Corporation Investor News report dated
                        August 1, 2000.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FLORIDA PROGRESS CORPORATION

                               FLORIDA POWER CORPORATION

                               By: /s/ Pamela A. Saari
                                  ------------------------------------
                                       Pamela A. Saari
                                       Treasurer of each Registrant

Date: August 1, 2000

                                 EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99                Florida Progress Corporation Investor News report dated
                  August 1, 2000.










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